UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2014

Iridium Communications Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33963	26-1344998
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1750 Tysons Boulevard, Suite 1400

McLean, VA 22102

(Address of principal executive offices, including zip code)

(703) 287-7400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

We are offering, subject to market and other conditions, shares of our common stock, par value $0.001 per share, and shares of our series B cumulative perpetual convertible preferred stock, par value $0.0001 per share, in two separate offerings, which we refer to collectively as the Offerings. The Offerings are being made pursuant to an effective registration statement on Form S-3 (Registration Statement No. 333-194869) previously filed with and declared effective by the Securities and Exchange Commission, or the SEC, and two separate preliminary prospectus supplements, each dated May 5, 2014.

We intend to use the net proceeds of the Offerings for general corporate purposes, including capital expenditures, working capital and general and administrative expenses.

Pending application of the net proceeds as described above, we intend to invest the net proceeds in a variety of capital preservation instruments, including direct or guaranteed obligations of the U.S. government, certificates of deposit and money market funds, in accordance with our investment policy.

A copy of the press release announcing the Offerings is attached hereto as Exhibit 99.1. Pursuant to the rules and regulations of the SEC, such exhibit and the information set forth therein and herein are deemed to be furnished and shall not be deemed to be filed for any purpose. Furthermore, the information in this Current Report on Form 8-K furnished under this Item 7.01 shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, unless such incorporation by reference is specifically referenced therein.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy shares of our common stock, shares of our series B perpetual convertible preferred stock or shares issuable upon the conversion thereof, nor shall there be any offer, solicitation or sale of these securities in any state in which such offer, solicitation or sale would be unlawful. Any offers of the securities would be made only by means of a prospectus.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

12.1	Statement regarding computation of ratios of earnings to fixed charges and preferred dividends

99.1	Press release dated May 5, 2014 regarding the Offerings

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIDIUM COMMUNICATIONS INC.

Date: May 5, 2014	By:	/s/ Thomas J. Fitzpatrick
Name: Thomas J. Fitzpatrick
Title: Chief Financial Officer

Exhibit Index

Exhibit Number	Description

12.1	Statement regarding computation of ratios of earnings to fixed charges and preferred dividends

99.1	Press release dated May 5, 2014 regarding the Offerings (furnished pursuant to Item 7.01 of Form 8-K)